Exhibit 99.1
Doximity Announces Fiscal 2026 Second Quarter Financial Results
Total revenues of $168.5 million, up 23% year-over-year
Operating cash flow of $93.9 million, up 37% year-over-year
Free cash flow of $91.6 million, up 37% year-over-year

SAN FRANCISCO, Calif., November 6, 2025 -- Doximity, Inc. (NYSE: DOCS), the leading digital platform for U.S. medical professionals, today announced results of its fiscal 2026 second quarter ended September 30, 2025.
“Our platform continues to grow with new AI tools to save physicians’ time,” said Jeff Tangney, co-founder and CEO of Doximity. “In Q2, a record 650,000 prescribers used our workflow tools to better serve their patients, while our AI Scribe and DoxGPT users grew over 50% from the prior quarter.”
Fiscal 2026 Second Quarter Financial Highlights
All comparisons, unless otherwise noted, are to the three months ended September 30, 2024.
•Revenue: Revenue of $168.5 million, versus $136.8 million, an increase of 23% year-over-year.
•Net income and non-GAAP net income: Net income of $62.1 million, versus $44.2 million, representing a margin of 36.8%, versus 32.3%. Non-GAAP net income of $90.0 million, versus $61.1 million, representing a margin of 53.4%, versus 44.7%.
•Adjusted EBITDA: Adjusted EBITDA of $100.8 million, versus $76.1 million, an increase of 32% year-over-year, representing adjusted EBITDA margins of 59.8%, versus 55.7%.
•Diluted net income per share and non-GAAP diluted net income per share: Diluted net income per share was $0.31, versus $0.22, while non-GAAP diluted net income per share was $0.45, versus $0.30.
•Operating cash flow and free cash flow: Operating cash flow of $93.9 million, versus $68.3 million, an increase of 37% year-over-year, and free cash flow of $91.6 million, versus $66.8 million, an increase of 37% year-over-year.
Financial Outlook
Doximity is providing guidance for its fiscal third quarter ending December 31, 2025 as follows:
•Revenue between $180 million and $181 million.
•Adjusted EBITDA between $103 million and $104 million.
Doximity is updating guidance for its fiscal year ending March 31, 2026 as follows:
•Revenue between $640 million and $646 million.
•Adjusted EBITDA between $351 million and $357 million.

Conference Call Information
Doximity posted prepared remarks on its investor relations website at https://investors.doximity.com. Doximity will host a webcast today at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time) to discuss these financial results. To listen to a live audio webcast, please visit the Company’s Investor Relations page at https://investors.doximity.com. The archived webcast will be available on the Company’s Investor Relations page shortly after the call.
About Doximity
Founded in 2010, Doximity is the leading digital platform for U.S. medical professionals. The company's network members include more than 80% of U.S. physicians across all specialties and practice areas. Doximity provides its verified clinical membership with digital tools built for medicine, enabling them to collaborate with colleagues, stay current on medical news and research, manage their careers and on-call schedules, streamline documentation and administrative paperwork, and conduct virtual patient visits. With new AI-powered clinical reference and search capabilities, Doximity also helps doctors access trusted, peer-reviewed information and medical literature. Doximity's mission is to help doctors be more productive so they can provide better care for their patients.
Forward-Looking Statements
Statements we make in this press release may include statements which are not historical facts and are considered forward-looking within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act, which are usually identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “will,” and variations of such words or similar expressions. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Securities Exchange Act and are making this statement for purposes of complying with those safe harbor provisions. These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made. Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations, or strategies will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors including (i) the timing and scope of anticipated stock repurchases; (ii) the impact of uncertainty in the current economic environment and macroeconomic uncertainty; (iii) our ability to retain existing members or add new members to our platform and maintain or grow their engagement with our platform; (iv) our ability to attract new customers or retain existing customers; (v) the impact of our prioritization of our members’ interests; (vi) breaches in our security measures or unauthorized access to members’ data; (vii) our ability to maintain or manage our growth, and other risks and factors that are beyond our control including, without limitation, those set forth in the section entitled “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended March 31, 2025 and as may be updated in any subsequent Quarterly Reports on Form 10-Q. Moreover, we operate in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time to time, and it is not possible for us to predict all risks and uncertainties that could cause actual results to differ materially from those contained in our forward-looking statements. The forward-looking statements made in this press release relate only to management’s beliefs and assumptions as of this date. We assume no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.
Investor Relations Contact:
Perry Gold
ir@doximity.com
Media Contact:
Amanda Cox
pr@doximity.com

DOXIMITY, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)
(unaudited)

	September 30, 2025	March 31, 2025
Assets
Current assets:
Cash and cash equivalents	$169,249	$209,614
Marketable securities	709,118	706,050
Accounts receivable, net	129,306	128,354
Prepaid expenses and other current assets	84,527	44,602
Total current assets	1,092,200	1,088,620
Property and equipment, net	15,712	13,656
Deferred income tax assets	15,074	60,014
Operating lease right-of-use assets	7,982	8,886
Intangible assets, net	39,143	23,072
Goodwill	84,973	67,940
Other assets	2,025	2,121
Total assets	$1,257,109	$1,264,309
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$4,391	$1,356
Accrued expenses and other current liabilities	33,722	38,405
Deferred revenue, current	100,034	114,285
Operating lease liabilities, current	2,123	2,211
Total current liabilities	140,270	156,257
Deferred revenue, non-current	263	280
Operating lease liabilities, non-current	9,146	10,185
Contingent earn-out consideration liability, non-current	—	5,579
Other liabilities, non-current	11,899	9,383
Total liabilities	161,578	181,684
Stockholders' Equity
Preferred stock	—	—
Common stock	188	189
Additional paid-in capital	936,176	894,225
Accumulated other comprehensive income	1,477	1,323
Retained earnings	157,690	186,888
Total stockholders’ equity	1,095,531	1,082,625
Total liabilities and stockholders’ equity	$1,257,109	$1,264,309

DOXIMITY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)
(unaudited)

	Three Months Ended September 30,		Six Months Ended September 30,
	2025	2024	2025	2024
Revenue	$168,525	$136,832	$314,438	$263,508
Cost of revenue(1)	16,425	13,676	32,218	27,226
Gross profit	152,100	123,156	282,220	236,282
Operating expenses(1):
Research and development	30,202	23,240	57,001	45,814
Sales and marketing	39,168	34,367	75,533	69,611
General and administrative	19,049	10,103	31,488	19,358
Impairment charge	—	2,304	—	2,304
Total operating expenses	88,419	70,014	164,022	137,087
Income from operations	63,681	53,142	118,198	99,195
Other income, net	9,258	9,029	18,888	16,145
Income before income taxes	72,939	62,171	137,086	115,340
Provision for income taxes	10,880	18,017	21,707	29,809
Net income	$62,059	$44,154	$115,379	$85,531
Net income per share attributable to Class A and Class B common stockholders:
Basic	$0.33	$0.24	$0.61	$0.46
Diluted	$0.31	$0.22	$0.57	$0.43
Weighted-average shares used in computing net income per share attributable to Class A and Class B common stockholders:
Basic	187,705	186,252	187,844	185,933
Diluted	200,745	200,407	200,952	199,818
(1) Costs and expenses include stock-based compensation expense as follows (in thousands):

	Three Months Ended September 30,		Six Months Ended September 30,
	2025	2024	2025	2024
Cost of revenue	$2,844	$2,661	$5,824	$5,555
Research and development	9,862	5,447	16,511	10,131
Sales and marketing	10,508	6,808	18,218	13,394
General and administrative	6,260	2,952	10,786	5,878
Total stock-based compensation expense	$29,474	$17,868	$51,339	$34,958

DOXIMITY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	Three Months Ended September 30,		Six Months Ended September 30,
	2025	2024	2025	2024
Cash flows from operating activities
Net income	$62,059	$44,154	$115,379	$85,531
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	3,469	2,613	6,263	5,175
Deferred income taxes	—	204	—	204
Stock-based compensation, net of amounts capitalized	29,474	17,868	51,339	34,958
Non-cash lease expense	454	470	904	951
Accretion of discount on marketable securities, net	(2,199)	(3,008)	(4,687)	(5,368)
Amortization of deferred contract costs	2,876	2,033	6,772	4,759
Impairment of long-lived assets	—	2,304	—	2,304
Other	294	414	(114)	(122)
Changes in operating assets and liabilities:
Accounts receivable	12,396	(4,106)	(985)	(23,478)
Prepaid expenses and other assets	7,685	9,488	3,451	19,948
Deferred contract costs	(2,584)	(1,785)	(4,549)	(3,216)
Accounts payable, accrued expenses and other liabilities	(2,168)	7,396	(2,333)	(5,546)
Deferred revenue	(17,241)	(9,161)	(14,268)	(5,457)
Operating lease liabilities	(571)	(538)	(1,127)	(1,054)
Net cash provided by operating activities	93,944	68,346	156,045	109,589
Cash flows from investing activities
Cash paid for acquisition	(26,528)	—	(26,528)	—
Internal-use software development costs	(2,369)	(1,543)	(4,335)	(3,247)
Purchases of marketable securities	(128,266)	(197,395)	(268,200)	(367,808)
Maturities of marketable securities	125,452	215,855	270,031	417,913
Sales of marketable securities	—	7,241	—	7,241
Net cash provided by (used in) investing activities	(31,711)	24,158	(29,032)	54,099
Cash flows from financing activities
Proceeds from issuance of common stock upon exercise of stock options and common stock warrants	2,398	7,692	4,796	10,243
Proceeds from issuance of common stock in connection with the employee stock purchase plan	1,816	1,422	1,816	1,422
Taxes paid related to net share settlement of equity awards	(12,566)	(5,828)	(24,493)	(8,222)
Repurchase of common stock	(21,893)	(22,984)	(144,248)	(74,198)
Payment of contingent consideration related to a business combination	—	—	(5,249)	(5,470)
Net cash used in financing activities	(30,245)	(19,698)	(167,378)	(76,225)
Net increase (decrease) in cash and cash equivalents	31,988	72,806	(40,365)	87,463
Cash and cash equivalents, beginning of period	137,261	111,442	209,614	96,785
Cash and cash equivalents, end of period	$169,249	$184,248	$169,249	$184,248
Supplemental disclosures of cash flow information
Cash paid for taxes, net of refunds	$14,369	$9,078	$19,347	$21,985

Non-GAAP Financial Measures
To supplement our condensed consolidated financial statements, which are prepared and presented in accordance with accounting principles generally accepted in the United States (“GAAP”), the Company uses the following non-GAAP measures of financial performance:
•Non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating income, non-GAAP net income, non-GAAP net income margin, and non-GAAP basic and diluted net income per common share: We exclude the effect of acquisition and other related expenses, stock-based compensation expense, amortization of acquired intangible assets, impairment charge, legal fees associated with certain non-ordinary course legal matters including the shareholder class action litigation, and change in fair value of contingent earn-out consideration liability from non-GAAP gross profit, non-GAAP gross margin and non-GAAP operating income. Non-GAAP net income and non-GAAP net income margin are further adjusted for estimated income tax on such adjustments. We calculate income taxes on the adjustments by applying an estimated annual effective tax rate to the adjustments. Non-GAAP basic and diluted net income per common share is non-GAAP net income attributable to common stockholders divided by the weighted average number of shares. For both basic and diluted non-GAAP net income per share, the weighted average shares we use in computing non-GAAP net income per share is equal to our GAAP weighted average shares. Non-GAAP gross margin represents non-GAAP gross profit as a percentage of revenue and non-GAAP net income margin represents non-GAAP net income as a percentage of revenue.
•Adjusted EBITDA and adjusted EBITDA margin: We define adjusted EBITDA as net income before interest, income taxes, depreciation, and amortization, and as further adjusted for acquisition and other related expenses, stock-based compensation expense, impairment charge, legal fees associated with certain non-ordinary course legal matters including the shareholder class action litigation, change in fair value of contingent earn-out consideration liability, and other income, net. Net income margin represents net income as a percentage of revenue and adjusted EBITDA margin represents adjusted EBITDA as a percentage of revenue.
•Free cash flow: We calculate free cash flow as cash flow from operating activities less purchases of property and equipment and internal-use software development costs.
We use these non-GAAP financial measures internally for financial and operational decision-making purposes and as a means to evaluate period-to-period comparisons. Non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP financial measures and should be read only in conjunction with our condensed consolidated financial statements prepared in accordance with GAAP. Our presentation of non-GAAP financial measures may not be comparable to similar measures used by other companies. We encourage investors to carefully consider our results under GAAP, as well as our supplemental non-GAAP information and the reconciliation between these presentations, to more fully understand our business. Please see the tables included at the end of this release for the reconciliation of GAAP to non-GAAP results.
Key Business Metrics
•Net revenue retention rate: Net revenue retention rate is calculated by taking the trailing 12-month (“TTM”) subscription-based revenue from our customers that had revenue in the prior TTM period and dividing that by the total subscription-based revenue for the prior TTM period. For the purposes of this calculation, subscription revenue excludes subscriptions for individuals and small practices and other non-recurring items. Our net revenue retention rate compares our subscription revenue from the same set of customers across comparable periods, and reflects customer renewals, expansion, contraction, and churn. Our net revenue retention rate is directly tied to our revenue growth rate and thus fluctuates as that growth rate fluctuates.
•Customers with trailing 12-month subscription revenue greater than $500,000: The number of customers with TTM subscription revenue greater than $500,000 is a key indicator of the scale of our business, and is calculated by counting the number of customers that contributed more than $500,000 in subscription revenue in the TTM period. Our customer count is subject to adjustments for acquisitions, consolidations, spin-offs, and other market activity, and we present our total customer count for historical periods reflecting these adjustments.

Reconciliation of GAAP to Non-GAAP Financial Measures
The following tables reconcile the specific items excluded from GAAP metrics in the calculation of non-GAAP metrics for the periods shown below:

	Three Months Ended September 30,		Six Months Ended September 30,
	2025	2024	2025	2024
	(unaudited)
	(in thousands, except percentages)
Net income	$62,059	$44,154	$115,379	$85,531
Adjusted to exclude the following:
Acquisition and other related expenses	1,188	—	1,616	—
Stock-based compensation	29,474	17,868	51,339	34,958
Depreciation and amortization	3,469	2,613	6,263	5,175
Provision for income taxes	10,880	18,017	21,707	29,809
Impairment charge	—	2,304	—	2,304
Change in fair value of contingent earn-out consideration liability	91	221	259	423
Legal expenses	2,927	—	2,927	—
Other income, net	(9,258)	(9,029)	(18,888)	(16,145)
Adjusted EBITDA	$100,830	$76,148	$180,602	$142,055

Revenue	$168,525	$136,832	$314,438	$263,508
Net income margin	36.8%	32.3%	36.7%	32.5%
Adjusted EBITDA margin	59.8%	55.7%	57.4%	53.9%

	Three Months Ended September 30,		Six Months Ended September 30,
	2025	2024	2025	2024
	(unaudited)
	(in thousands)
Net cash provided by operating activities	$93,944	$68,346	$156,045	$109,589
Internal-use software development costs	(2,369)	(1,543)	(4,335)	(3,247)
Free cash flow	$91,575	$66,803	$151,710	$106,342
Other cash flow components:
Net cash provided by (used in) investing activities	$(31,711)	$24,158	$(29,032)	$54,099
Net cash used in financing activities	$(30,245)	$(19,698)	$(167,378)	$(76,225)

	Three Months Ended September 30,		Six Months Ended September 30,
	2025	2024	2025	2024
	(unaudited)
	(in thousands, except per share data and percentages)
GAAP cost of revenue	$16,425	$13,676	$32,218	$27,226
Adjusted to exclude the following:
Stock-based compensation	(2,844)	(2,661)	(5,824)	(5,555)
Non-GAAP cost of revenue	$13,581	$11,015	$26,394	$21,671

GAAP gross profit	$152,100	$123,156	$282,220	$236,282
Adjusted to exclude the following:
Stock-based compensation	2,844	2,661	5,824	5,555
Non-GAAP gross profit	$154,944	$125,817	$288,044	$241,837

GAAP gross margin	90.3%	90.0%	89.8%	89.7%
Non-GAAP gross margin	91.9%	91.9%	91.6%	91.8%

GAAP research and development expense	$30,202	$23,240	$57,001	$45,814
Adjusted to exclude the following:
Stock-based compensation	(9,862)	(5,447)	(16,511)	(10,131)
Amortization of acquired intangibles	(623)	—	(623)	—
Non-GAAP research and development expense	$19,717	$17,793	$39,867	$35,683

GAAP sales and marketing expense	$39,168	$34,367	$75,533	$69,611
Adjusted to exclude the following:
Stock-based compensation	(10,508)	(6,808)	(18,218)	(13,394)
Amortization of acquired intangibles	(1,002)	(1,061)	(2,004)	(2,122)
Change in fair value of contingent earn-out consideration liability	(91)	(221)	(259)	(423)
Non-GAAP sales and marketing expense	$27,567	$26,277	$55,052	$53,672

GAAP general and administrative expense	$19,049	$10,103	$31,488	$19,358
Adjusted to exclude the following:
Acquisition and other related expenses	(1,188)	—	(1,616)	—
Stock-based compensation	(6,260)	(2,952)	(10,786)	(5,878)
Legal expenses	(2,927)	—	(2,927)	—
Non-GAAP general and administrative expense	$8,674	$7,151	$16,159	$13,480

GAAP operating expense	$88,419	$70,014	$164,022	$137,087
Adjusted to exclude the following:
Acquisition and other related expenses	(1,188)	—	(1,616)	—
Stock-based compensation	(26,630)	(15,207)	(45,515)	(29,403)
Amortization of acquired intangibles	(1,625)	(1,061)	(2,627)	(2,122)
Change in fair value of contingent earn-out consideration liability	(91)	(221)	(259)	(423)
Legal expenses	(2,927)	—	(2,927)	—
Impairment charge	—	(2,304)	—	(2,304)
Non-GAAP operating expense	$55,958	$51,221	$111,078	$102,835

	Three Months Ended September 30,		Six Months Ended September 30,
	2025	2024	2025	2024
	(unaudited)
	(in thousands, except per share data and percentages)
GAAP operating income	$63,681	$53,142	$118,198	$99,195
Adjusted to exclude the following:
Acquisition and other related expenses	1,188	—	1,616	—
Stock-based compensation	29,474	17,868	51,339	34,958
Amortization of acquired intangibles	1,625	1,061	2,627	2,122
Change in fair value of contingent earn-out consideration liability	91	221	259	423
Legal expenses	2,927	—	2,927	—
Impairment charge	—	2,304	—	2,304
Non-GAAP operating income	$98,986	$74,596	$176,966	$139,002

GAAP net income	$62,059	$44,154	$115,379	$85,531
Adjusted to exclude the following:
Acquisition and other related expenses	1,188	—	1,616	—
Stock-based compensation	29,474	17,868	51,339	34,958
Amortization of acquired intangibles	1,625	1,061	2,627	2,122
Change in fair value of contingent earn-out consideration liability	91	221	259	423
Legal expenses	2,927	—	2,927	—
Impairment charge	—	2,304	—	2,304
Income tax effect of non-GAAP adjustments (1)	(7,414)	(4,505)	(12,341)	(8,359)
Non-GAAP net income	$89,950	$61,103	$161,806	$116,979
Non-GAAP net income margin	53.4%	44.7%	51.5%	44.4%

Weighted-average shares used in computing net income per share attributable to Class A and Class B common stockholders:
Basic	187,705	186,252	187,844	185,933
Diluted	200,745	200,407	200,952	199,818

Non-GAAP net income per share attributable to Class A and Class B stockholders:
Basic	$0.48	$0.33	$0.86	$0.63
Diluted	$0.45	$0.30	$0.81	$0.59
(1) For the three and six months ended September 30, 2025 and 2024, management used an estimated annual effective non-GAAP tax rate of 21.0%.